                                                                                                                                                      1940 Act Registration No. 811-07414

                                                                                                                                                         1933 Act Registration No. 033-56546

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20546

FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X]

Pre-Effective Amendment No.

[ ]

Post-Effective Amendment No.

             [2 5 ]

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X]

                                Amendment No.

[ 30 ]

THE SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.

(Exact name of registrant as specified in Charter)

1270 Hillcrest Avenue

Pasadena, California 91106

(Address of Principle Executive Offices and Zip Code)

626-484-5744

(Registrant's Telephone Number including Area Code)

Emile R. Molineaux, General Counsel

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

 (Name and Address of Agent for Service)

Please send copy of communications to:

JoAnn M. Strasser, Esq.

Thompson Hine LLP

312 Walnut Street , Suite 1400

Cincinnati, Ohio  45202

513-352 - 6725 ( phone )

513-241 - 4771 ( fax )

-----------

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

/   /     immediately upon filing pursuant to paragraph (b)

/X/      on August 1, 201 1 pursuant to paragraph (b)

/   /        60 days after filing pursuant to paragraph (a)(1)

/   /        on (date) pursuant to paragraph (a)(1)

/   /        75 days after filing pursuant to paragraph (a)(2)

/   /        on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

/   /     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SANTA BARBARA GROUP

OF MUTUAL FUNDS

(the “Company”)

PFW WATER FUND

CLASS A SHARES: PFWAX

CLASS C SHARES: PFWCX

CLASS I SHARES: PFWIX

PROSPECTUS

Dated

August 1, 201 1

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete and representation to the contrary is a crime.

TABLE OF CONTENTS

FUND SUMMARY: PFW WATER FUND	1
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
INVESTMENT OBJECTIVE: PFW WATER FUND	10
PRINCIPAL INVESTMENT STRATEGIES: PFW WATER FUND	10
PRINCIPAL INVESTMENT RISKS	11
TEMPORARY INVESTMENTS	13
PORTFOLIO HOLDINGS DISCLOSURE	13
INVESTMENT ADVISORY SERVICES
FUND MANAGER	14
PORTFOLIO MANAGERS	14
HOW TO BUY AND SELL SHARES	14
HOW TO PURCHASE SHARES	18
HOW TO REDEEM SHARES	20

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	23
DIVIDENDS AND DISTRIBUTIONS AND TAX CONSIDERATIONS	23
FINANCIAL HIGHLIGHTS	25
NOTICE OF PRIVACY POLICY & PRACTICES	29

FUND SUMMARY:  PFW Water Fund

Investment Objective

Long-term growth of capital.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Buy and Sell Shares on page [ 14 ] of the Fund’s Prospectus and Purchasing and Redeeming Shares on page [ 25 ] of the Fund’ Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	CLASS A	CLASS C	CLASS I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	NONE	1.00%	NONE
Redemption Fee	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution & Servicing (12b-1) Fees	0.25%	1.00%	0.00%
Acquired Fund fees and Expenses (1)	0.02%	0.02%	0.02%
Other Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.5 2%	2.2 7%	1.27%

(1) The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements (or to the financial highlights in this Prospectus)     because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds ..

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
CLASS A	$ 720	$1,02 6	$1,3 54	$2,2 78
CLASS C	$ 230	$70 8	$1,2 13	$2, 601
CLASS I	$129	$401	$694	$1,529

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 55 % of the average value of the portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus borrowings in water-related companies.  For purposes of this 80% policy, a water-related company is a company that derives at least 50% of its income or profits from, or devotes at least 50% of its resources to the production or delivery of, water-related products or services.  Water-related products and services are those that influence the quality or availability of water.

The Fund may invest in U.S. and foreign equity securities of all market capitalizations.  Equity securities include common stocks and convertible securities rated at least Baa3 by Moody's Investors Service (“Moody’s”) or at least BBB- by Standard and Poor's Rating Group (“S&P”); however, the Fund reserves the right to invest in lower-rated convertible securities that the portfolio manager believes offer the prospect of higher total returns (interest plus capital appreciation) than normally expected from such securities.  The Fund will invest primarily in equity securities of water-related companies that the portfolio manager believes will experience growth due to innovative products and services, a distinct competitive advantage, management changes, or redeployment of company assets to new opportunities. The Fund may invest up to 25% of its total assets in foreign securities, including American Depositary Receipts (“ADRs”).

The Fund will sell a stock under one or more of the following conditions:

(i)

when the company's business prospects have changed;

(ii)

when a stock has reached its targeted value;

(iii)

when a stock has appreciated significantly and the portfolio manager believes that it is prudent to reduce the position and realize some of the gain.

Principal Investment Risks

All mutual funds carry a certain amount of risk, including the risk that the Fund may not achieve its investment objective.  The Fund’s returns will vary and you could lose money on your investment in the Fund.

Company Risk – Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund’s portfolio manager may decline in value.

Convertible Security Risk – Securities that can convert into common stock, such as convertible preferred stocks, convertible debentures, may be riskier investments than the stock into which they convert. The main risk of these types of securities is the credit risk and stock price of the issuer.

Foreign Security Risk – Foreign securities, including ADRs, may have greater risks than domestic securities due to differences in political, regulatory, accounting and economic conditions, exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, less publicly available information and the possibility of war or expropriation.

General Risk – There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to risks.  When you sell your Fund shares, they may be worth less than what you paid for them.

Growth Risk – If the portfolio manager’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected.  Growth investing may go in and out of favor, which may cause growth-oriented funds to underperform when value investing is in favor.

Management Risk –The portfolio manager may select stocks that decline in value and do not experience growth as anticipated.

Small Cap Risk – The Fund may invest in companies that are considered to be small-cap (less than $3 billion in total market capitalization).  Small-cap companies can be riskier investments than larger capitalized companies due to their lack of experience, product diversification, cash reserves and management depth.  Further, small-cap company stocks can be much more volatile than larger companies and may be less liquid.

Stock Market Risk – The stock market is subject to significant fluctuations in value as a result of political, economic and market developments.  If the stock market declines in value, the Fund is likely to decline in value.

Water-Related Securities Risk- Investing in water-related companies may expose the Fund to additional risk because some of the companies in the Fund's portfolio can be affected by common economic trends or other changes.  Adverse developments in a particular industry that is water-related may significantly affect the value of other related industries and the Fund's shares.  Some companies involved in water-related activities are subject to environmental considerations, changes in taxation and government regulation, price and supply fluctuations, changes in technology, competition and water conservation.  Unfavorable regulatory rulings, including structural changes to pricing and the competitive playing field, may affect the ability of companies engaged in one or more water-related activities to produce favorable returns.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund (formerly known as The Bender Growth Fund in addition to the SBG Growth Fund) by showing changes in the performance of Class C shares.  The information in the bar chart and table through May, 31, 2007 reflect Fund performance by a previous investment sub-advisor using investment strategies that are different than those currently in effect.  The bar chart shows changes in the yearly performance of the Fund’s Class C shares over the past 10 calendar years.   The performance table compares the performance of the Fund over time to the performance of the S&P® 500 Index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Because the Fund’s Class I shares only commenced investment operations on May 21, 2010, no performance information is presented in the performance table for the Class I shares at this time. In the future, performance information for the Class I shares will be presented in this section of this Prospectus.

Performance Bar Chart For Class C Shares For Calendar Years Ending On December 31,

During the period shown in the bar chart, the highest return for a quarter was 29.04% during the quarter ended December 31, 2001, and the lowest return for a quarter was -31.86% during the quarter ended September 30, 2001.  For the period January 1, 2010 to June 30, 2010, the Fund’s return was -9.47%.

Average Annual Total Returns

(For the periods ended on December 31, 20 10 )

PFW Water Fund	Past Year	Past 5 Years	Past 10 Years

Return before taxes Class C	8.97%	1.45%	- 1.73%
Return after taxes on distributions Class C	8.94%	1.45%	- 1.73%
Return after taxes on distributions and sale of Fund shares Class C	5.86%	1.24%	- 1.45%
Return before taxes Class A	4.42%	1.24%	- 1.22%
S&P 500 ® Index (reflects no deduction for fees, expenses, or taxes)	15.06%	2.29%	1.41%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In certain cases, the figure representing “Return after taxes on distributions and sale of Fund shares Class C” are higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

Investment Advisor

Hillcrest Wells Advisors, LLC

Portfolio Manager

Ben Murillo, Jr., the portfolio manager of the PFW Water Fund, has been responsible for the day-to-day management of the Fund since July 1, 2010 ..

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment to open an account is $2,500 for regular accounts, $1,000 for retirement accounts and $500 for Coverdell ESA accounts. The minimum subsequent investment is $1,000 for regular accounts, $100 for retirement accounts and $500 for Coverdell ESA accounts.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Purchases and redemptions may be made by mail to PFW Water Fund c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 or by calling 1-800-723-8637.

TAX INFORMATION

Dividends and capital gain distributions you receive from the Fund are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred account such as an IRA or 401(k) plan.

FINANCIAL INTERMEDIARY COMPENSATION

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The investment objective of the PFW Water Fund, long-term growth of capital, may not be changed without shareholder approval.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets plus borrowings in water-related companies.  Shareholders will be provided with at least 60 days’ prior notice of any change in this policy.  For purposes of this 80% policy, a water-related company is a company that derives at least 50% of its income or profits from, or devotes at least 50% of its resources to the production or delivery of, water-related products or services.  PFW in the Fund’s name refers to “Portfolio From Water.”  Water-related products and services are those that influence the quality or availability of water, and may include, but are not limited to, any of the following activities:

(i)  the production, collection, treatment and distribution of water to domestic and industrial users;

(ii)  the purification, desalination, or disinfection of water;

(iii)  the collection, treatment or disposal of domestic and industrial liquid wastes;

(iv)  companies providing equipment, consulting and engineering services in connection with water.

The Fund will invest primarily in equity securities of water-related companies that the portfolio manager believes will experience (i) growth; (ii) strong and improving fundamentals; (iii) strong industry presence or (iv) low institutional ownership or sponsorship.

The Fund may invest up to 25% of its total assets in foreign securities, including ADRs.  The Fund may invest, under certain circumstances, in exchange-traded and closed-end funds for liquidity and pending selection of portfolio securities.

The Fund will sell a stock under one or more of the following conditions:

(i)

when the company’s business prospects have changed;

(ii)

when a stock has reached its targeted value;

(iii)

 when a stock has appreciated significantly and the portfolio manager believes  that it is prudent to reduce the position and realize some of the gain.

Principal Investment Risks

All mutual funds carry a certain amount of risk, including the risk that the Fund may not achieve its investment objective.  The Fund’s return will vary and you could lose money on your investment in the Fund.

Company Risk – Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund ’ s portfolio manager may decline in value, thereby causing the Fund to decline in value.

Convertible Security Risk – The Fund may invest in convertible securities. Securities that can convert into common stock, such as convertible preferred stocks, convertible debentures or warrants, are often riskier investments than the stock into which they convert. The main risk of these types of securities is credit risk, which is the risk of loss due to the creditworthiness of the issuer.

Foreign Security Risk – The Fund may invest directly in foreign securities or in ADRs.  Investments in foreign securities may involve greater risks compared to domestic investments. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as a result, there may be less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to shareholders. Although each Fund intends to invest in securities of foreign issuers domiciled in nations that the portfolio manager considers as having stable and friendly governments, there is the possibility of war or expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations.

General Risk – There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to risks. The Fund generally is appropriate for long-term investors who understand the potential risks and rewards of investing in common stocks.  When you sell your Fund shares, they may be worth less than what you paid for them, because the value of the Fund’s investments will vary from day-to-day.

Growth Risk – The Fund invests in companies considered to be growth-oriented companies. If the portfolio manager’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.  Over time, growth investing may go in and out of favor, which may cause growth-oriented funds to underperform when value investing is in favor.

Management Risk –The portfolio manager may select stocks that decline in value and do not experience growth as anticipated.

, Small Cap Risk – The Fund may invest in companies that are considered to be small-cap (less than $3 billion in total market capitalization).  Small-cap companies can be riskier investments than larger capitalized companies due to their lack of experience, product diversification, cash reserves and management depth.  Further, small-cap company stocks can be much more volatile than larger companies because changes in the economic climate can have a more pronounced effect on smaller companies.  Small cap companies may be more thinly traded than larger capitalization companies and subject to liquidity risk.

Stock Market Risk  – The stock market is subject to significant fluctuations in value as a result of political, economic and market developments.  If the stock market declines in value, the Fund is likely to decline in value.  The stock market trades in cyclical price patterns, with prices generally rising or falling over time.  These cyclical periods may last for significant periods.

Water-Related Securities Risk - Investing in water-related companies may expose the Fund to additional risk because some of the companies in the Fund’s portfolio can be affected by common economic trends or other changes.  Adverse developments in a particular industry that is water-related may significantly affect the value of other related industries and the Fund’s shares.  Some companies involved in water related activities are subject to environmental considerations, changes in taxation and government regulation, price and supply fluctuations, changes in technology, competition and water conservation.  Unfavorable regulatory rulings, including structural changes to pricing and the competitive playing field, may affect the ability of companies engaged in one or more water related activities to produce favorable returns.

Temporary Investments

Under abnormal market or economic conditions, the Fund may adopt a temporary defensive investment position in the market. When the Fund assumes such a position, cash reserves may be a significant percentage (up to 100%) of the Fund’s total net assets. To the extent the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees.  During times when a Fund holds a significant portion of its net assets in cash, it will not be investing according to its investment objective, and the Fund’s performance may be negatively affected as a result.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund’s policies and procedures with respect to the disclosure of its portfolio securities are available in the Fund’s Statement of Additional Information.

INVESTMENT ADVISORY SERVICES

Fund Manager

Hillcrest Wells Advisors, LLC, 1270 Hillcrest Avenue, Pasadena, CA 91106, (the “Fund Manager”) serves as investment advisor to the Fund ..  The Fund Manager is an investment advisory firm whose principal business is providing investment advice and counseling to mutual funds.  The Fund Manager manage s the Fund ’ s day-to-day business affairs under the general supervision of the Board of Directors ..   Management fees include separate fees for investment advisory services and for administrative services and are paid to the Fund Manager.  The Fund pays the Fund Manager an annual administrative service fee of 0.75% and an annual investment advisory fee of 0.50%.   The Fund Manager is responsible for paying all of the Fund’s expenses except taxes, borrowing costs (such as interest and dividend expenses on securities sold short), underlying fund expenses, 12b-1 fees, litigation expenses and other extraordinary expenses.

Portfolio Managers

Ben Murillo, Jr. is the portfolio manager of the PFW Water Fund and is responsible for the day-to-day management of the Fund.  Mr. Murillo joined the Fund Manager as the portfolio manager on July 1, 2010.  Mr. Murillo managed Ashland Venture Partners, a venture capital fund, from 2001-2005 and Eagle Point Investments, a hedge fund, from 2004-2006.  Over a seven year period Mr. Murillo managed the Wincap, Winfield an d Italia Mutual Funds. He was a manager with Bank of America Trust and managed several major pension funds.  Mr. Murillo has been retired since 2007, after having formed and managed various hedge funds and other investment partnerships for over two decades.  Mr. Murillo is also a Partner at MIMC Wealth Management, an investment advisory firm formed in June, 2010.  Mr. Murillo has over 40 years of investment experience in the Equity Markets, Bond market, Venture Capital market, Real Estate market and Mutual Fund Industry.

The Company’s Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts managed and ownership of their managed Fund shares.

A discussion regarding the basis for the Board of Directors’ approval of the Investment Advisory Agreements is available in the Funds’ Proxy Statement for the December 18, 2009 shareholder meeting.

HOW TO BUY AND SELL SHARES

Determination of Share Price

Shares of the Fund are offered at the share’s public offering price (“POP”), which is net asset value (“NAV”) plus any applicable sales charges. NAV per share is calculated by adding the value of a Fund’s investments, cash and other assets, subtracting the Fund’s liabilities, and then dividing the result by the number of shares outstanding. The Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio.  Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Fund Manager, subject to the review and supervision of the Board of Directors. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Fund Manager may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders. The Fund’s per share NAV is computed on all days on which the New York Stock Exchange (“NYSE”) is open for business at the close of regular trading hours on the Exchange, currently 4:00 p.m. eastern time.

Share Classes

The Fund offers three classes of shares, Class A, Class C and Class I, so that you can choose the class that best suits your investment needs.  The main differences between each class are sales charges and ongoing fees.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares.  The three classes of shares in the Fund represent interests in the same portfolio of investments in the Fund.  Please read Factors to Consider When Choosing a Share Class for information about choosing the share class most appropriate for you.   ..

Sales Charges

Class A Shares

Class A shares of the Fund are offered at their public offering price, which is net asset value per share plus the applicable initial sales charge. The initial sales charge varies, depending on how much you invest.  There are no sales charges on reinvested distributions. The following initial sales charges apply to your purchases of shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.25%	5.54%	4.50%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.50%
$1,000,000 and above	1.00%	1.02%	0.75%

Capital Research Brokerage Services, LLC, 15 S. Raymond Avenue, Suite 200, Pasadena, CA 91105 (the “Distributor”), the Fund’s principal underwriter, will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with the Distributor to sell shares of the Fund .. The dealer’s concession may be changed from time to time. The Distributor may from time to time offer incentive compensation to dealers who sell shares of the Fund subject to sales charges, allowing such dealers to retain an additional portion of the sales load.

Reducing Your Initial Sales Charge

The Fund permit s you to reduce the initial sales charge you pay on shares of the  Class A shares of the  Fund by using the Right of Accumulation or a Letter of Intent.  Each of these methods of reducing your initial sales charge is described below.

Right of Accumulation:  In calculating the appropriate initial sales charge for your purchases of Class A shares of the Fund , you may add the value of shares of the Fund that you or a person listed below own in the Fund to the amount you currently are purchasing.  The Fund will combine the value of your current purchase of shares with the current market value or cost basis, whichever is higher, of the Class A , Class C or Class I shares of the Fund held in:

1.

All of your account(s);

2.

Joint account(s) with your spouse or domestic partner;

3.

Account(s) of your spouse or domestic partner;

4.

Account(s) of you children under age 21 who share your residential address;

5.

Trust or custodial accounts established by any of the individuals in (1) through (3) above; and

6.

Solely controlled business accounts.

To be entitled to the reduced initial charges, you must inform the Fund or your financial services firm of the existence of one or more of the accounts listed above prior to or at the time of purchase.  In order to verify your eligibility for a reduced initial sales charge, you may be required to provide documentation, such as account statements, a social security number or a taxpayer identification number, so that the Funds can verify the holdings in the accounts.  In addition, because you may be eligible for a reduced initial sales charge based on historical cost, you should retain any records necessary to substantiate such costs.  Shares purchased at net asset value without the imposition of a sales charge count toward your total for purposes of calculating the appropriate sales charge.

Letter of Intent:  You may qualify for a reduction in the sales charge on a current purchase of shares of the Class A shares of the Fund by signing a Letter of Intent committing you to purchase a certain amount of shares of the Fund over the next 13 months.  Provided you meet the minimum initial investment requirement, you may purchase Class A shares of the PFW Water Fund and pay the same sales charge that you would have paid if all shares were purchased at once.  Calculations made to determine whether you have fulfilled your obligation under the Letter of Intent will be made on the basis of net amount invested.  At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent.  If you elect to include purchases made during the past 90 days toward the fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase that is counted toward fulfillment of your Letter of Intent.  Please note that the purchase price of these earlier purchases will not be adjusted.  You should inform the Funds or your financial services firm that you have a Letter of Intent each time you make an investment.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent is invested.  If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, the Fund will redeem a sufficient portion of the shares in the escrow account to make up the difference between the sales charges that would normally apply (based on the amount actually purchased) and the reduced sales charges previously paid (based on the amount you intended to purchase).

To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate sections of the Account Application or contact your financial services firm.  To determine whether you are eligible for these programs, please call 1-800-723-8637 or contact you financial services firm.  The Fund do es not have a website where this information may be accessed.  These programs may be amended or terminated at any time.

Eliminating Your Class A Sales Charge

If you are a participant in a qualified employee retirement benefit plan with at least 100 eligible employees, you may purchase shares of the Class A shares of the Fund without any sales charge. However, if you redeem your shares within one year of purchase, you will be charged a fee of 1.00% of the redemption proceeds.

You also may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with the Company or the Distributor. The Company has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed POP. Please see the Sub-Section entitled “Purchases through Financial Service Organizations” in the Prospectus for additional information relating to purchases made through these types of entities.

Class C Shares Class C Shares of the Fund are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund.  However, Class C shares pay an annual 12b-1 service fee of 0.25% of average daily net assets and an additional distribution fee of 0.75% per annum of average daily net assets.

In order to recover commissions paid to dealers on investments in Class C Shares, you will be charged a contingent deferred sales charge (“CDSC”) of 1.00% of the value of your redemption if you redeem your shares within one year from the date of purchase. You will not be charged a CDSC on reinvested dividends or capital gains, amounts purchased more than one year prior to the redemption, and increases in the value of your shares.

Class I Shares

Class I shares of the Fund are offered at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class I shares are not subject to distribution and service fees.  Class I shares are front-end and back-end load free, so you generally will not pay any shareholder fees when you buy or sell Class I shares of the Funds.

Factors to Consider When Choosing a Share Class

When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares and to what extent such differences may be offset by the lower ongoing expenses on Class A shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the “FEES AND EXPENSES” Section of this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Distribution Fees

The Fund has adopted Distribution Plans (“12b-1 Plans”) for Class A and Class C shares, pursuant to which the Fund pays the Distributor a monthly fee for shareholder servicing expenses of 0.25% per annum of the Fund’s average daily net assets on all of its share classes, and a distribution fee of 0.75% per annum of the Fund’s average daily net assets on its Class C shares. The Distributor may, in turn, pay such fees to third parties for eligible services provided by those parties to the Fund.

The 12b-1 Plans provide that the Fund may finance activities that are primarily intended to result in the sale of the Fund ’ s shares. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Funds’ transfer agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund ..

Payments under the 12b-1 Plans are not tied exclusively to the distribution and/or shareholder servicing expenses actually incurred by the Fund Manager or the Distributor and such payments may exceed the expenses actually incurred.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of distribution (12b-1) fees.

Minimum Investment Amounts

Payments for Fund shares should be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank. Please remember that Fund management reserves the right to reject any purchase order for  Fund shares if, in the Fund’s opinion, such an order would cause a material detriment to existing shareholders. Your purchase of Fund shares is subject to the following minimum investment amounts:

	MINIMUM INVESTMENT TO OPEN AN ACCOUNT	MINIMUM SUBSEQUENT INVESTMENTS
Regular	$2,500	$1,000
IRAs*	$1,000	$ 100
Coverdell ESAs	$ 500	$ 500**

                                            FOR AUTOMATIC INVESTMENT PLAN PARTICIPANTS

	MINIMUM INVESTMENT TO OPEN AN ACCOUNT	MINIMUM SUBSEQUENT INVESTMENTS
Regular	$2,500	$100 per month
IRAs*	$1,000	$100 per month
Coverdell ESAs	$ 500	$500**

*Includes traditional IRAs, Roth IRAs and Simple IRAs.

  **Up to a maximum of $2,000 per year.

Opening and Adding to Your Account

You can invest in the Fund by mail, wire transfer or through participating financial service professionals. After you have established your account and made your first purchase, you may also make subsequent purchases by telephone.  You may also invest in the Fund through an automatic payment plan. Any questions you may have can be answered by calling the Company at 1-800-723-8637.

Purchase by Mail

To make your initial investment in a Fund, simply complete the Account Application included with this Prospectus, make a check payable to the Fund and mail the Application and check to:

PFW Water Fund
c/o Gemini Fund Services, LLC
4020 South 147th Street, Suite 2
Omaha, NE 68137

To make subsequent purchases, simply make a check payable to the Fund and mail the check to the above-mentioned addresses. Be sure to note your Fund account number on the check.

Your purchase order, if accompanied by payment, will be processed upon receipt by Gemini Fund Services, LLC, the Fund ’ s transfer agent. If the transfer agent receives your order and payment by the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time), your shares will be purchased at the Fund’s POP calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the POP determined as of the close of regular trading on the next business day. If you do not indicate which share class you wish to purchase, Class A shares will be purchased for your account.

Wire Transfer Purchases

If you wish to wire money to make a subsequent investment in to the Fund, please call the Fund at 800-723-8637 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds by wire.  The Fund will normally accept wired funds for investment on the day received if they are received by the Fund ’ s designated bank before the close of regular trading on the NYSE.  Your bank may charge you for wiring same-day funds.

Purchases through Financial Service Organizations

You may purchase shares of the Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker, dealer or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker, dealer or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers, dealers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Automatic Investment Plan

You may purchase shares of the Fund through an Automatic Investment Plan. The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Funds. You can take advantage of the Plan by filling out the Automatic Investment Plan application included with this Prospectus. You may only select an account maintained at a domestic financial institution, which is an Automated Clearing House (“ACH”) member for automatic withdrawals under the Plan. The Fund may alter, modify, amend or terminate the Plan at any time, but will notify you if it does so. For more information, call the Fund ’ s transfer agent at 800-723-8637.

Telephone Purchases

In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share POP determined at the close of business on the day that the transfer agent receives the telephone purchase request.  Call the transfer agent for details. You may make purchases by telephone only if you have an account at a bank that is a member of the ACH. Most transfers are completed within three business days of your call. To preserve flexibility, the Fund may revise or eliminate the ability to purchase Fund shares by phone or may charge a fee for such service, although the Fund do es not currently expect to charge such a fee.

The transfer agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the transfer agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Fund has authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as the above. However, if the Fund fails to follow such procedures, it may be liable for such losses.

Miscellaneous Purchase Information

All applications to purchase shares of a Fund are subject to acceptance or rejection by authorized officers of the Company t and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by check or wire transfer drawn on a U.S. bank, savings and loan association or credit union. In addition to any loss sustained by the Fund, the Fund’s custodian may charge a fee against your account for any payment check returned to the custodian for insufficient funds.   The Fund reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to current shareholders.  If you place an order for Fund shares through a securities broker and you place your order in proper form before 4:00 p.m. Eastern time on any business day (a day when the NYSE is open) in accordance with their procedures, your purchase will be processed at the POP calculated at 4:00 p.m. on that day, provided the securities broker transmits your order to the transfer agent before 5:00 p.m. Eastern time. The securities broker must send to the transfer agent immediately available funds in the amount of the purchase price within three business days of your order.

Federal regulations require that you provide certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder’s social security number or other taxpayer identification number, the Fund will be required to withhold a percentage, as specified by the Internal Revenue Code, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

How to Sell (Redeem) Your Shares

You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

By Mail

Sale requests should be mailed via U.S. mail or overnight courier service to:

PFW Water Fund
c/o Gemini Fund Services, LLC
4020 South 147th Street, Suite 2
Omaha, NE 68137

The selling price of the shares being redeemed will be the applicable Fund’s per share net asset value next calculated after receipt of all required documents in “good order,” less any applicable CDSC. Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

Good order means that the request must include:

1.

Your account number;

2.

The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

3.

The signatures of all account owners exactly as they are registered on the account;

4.

Any required signature guarantees; and

5.

Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Medallion Signature Guarantees

A medallion signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

1.

if you change the ownership on your account;

2.

when you want the redemption proceeds sent to a different address than is registered on the account;

3.

any redemption transmitted by federal wire transfer to your bank; and

4.

if a change of address request has been received by the Company or Gemini Fund Services within 15 days previous to the request for redemption.

In addition, medallion signature guarantees are required for all redemptions of $25,000 or more from any shareholder account. A redemption will not be processed until the medallion signature guarantee, if required, is received in good order.

Medallion signature guarantees are designed to protect both you and the Fund from fraud.  To obtain a medallion signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution (Notaries public cannot provide medallion signature guarantees).  Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words “Medallion Signature Guarantee.”

By Telephone

You may redeem your shares in the Fund by calling the transfer agent at 1-800-723-8637 if you elected to use telephone redemption on your account application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if the Fund or the transfer agent received a change of address request within 15 days previous to the request for redemption.  During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the transfer agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to make redemption by telephone if desired. If you purchase your shares by check and then redeem your shares before your check has cleared, the Funds may hold your redemption proceeds until your check clears, or for 15 days, whichever comes first.

By Wire

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Fund ’s custodian charges a $10.00 fee for outgoing wires.

Redemption at the Option of the Fund

If the value of the shares in your account falls below $500, the Company may notify you that, unless your account is increased to $500 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $500 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $500 as the result of market action. The Company reserves this right because of the expense to the Fund of maintaining very small accounts.

Anti-Money Laundering and Customer Identification Programs

The USA P ATRIOT Act requires financial institutions, including the Fund , to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Application Form, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.   The Fund may not be able to open your account or complete a transaction for you until the Fund is able to verify your information. When opening an account for a foreign business, enterprise or non-US person that does not have an identification number, we require alternative government-issued documentation certifying the existence of the person, business or enterprise.

Frequent Purchases and Redemptions of Fund Shares

Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements.  Frequent purchases and redemptions of Fund shares may result in the dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.   The Fund discourages short-term traders and/or market timers from investing in the Fund and does not accommodate frequent trading by Fund shareholders.  The Fund monitor s purchase, redemption and exchange transactions in an attempt to detect market timing.  If excessive account activity is detected, an investor’s exchange privileges may be revoked or purchase order rejected.  The Board of Directors has adopted a policy establishing what constitutes excessive account activity. The Fund also reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if it considers the trading to be abusive.

The Fund will apply their policies and procedures uniformly to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day.  Purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult to detect market timing activity.  However, the Fund will work with brokers and other financial intermediaries that sell shares of the Fund , including those maintaining omnibus accounts with the Fund , to identify market timing transactions and enforce the Fund ’ s market timing policies.  The Fund ’ s agreements with financial intermediaries require that the financial intermediary provide shareholder transaction information, to the extent known to the financial intermediary, to the Fund upon request.

We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.

DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Fund’s net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137.

TAX CONSIDERATIONS

The Fund intends to continue to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

You will be advised annually of the source of distributions for federal income tax purposes.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the  Fund may be required to withhold federal income tax as specified by the Internal Revenue Code (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund’s shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that you may receive a return of investment upon distribution that will, nevertheless, be taxable.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand the Fund’s recent financial performance.  Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the various classes of shares of the Fund (assuming reinvestment of all dividends and distributions). The financial highlights are from the Fund ’ s financial statements, which have been audited by the independent registered public accounting firm of Cohen Fund Audit Services, Ltd, whose report, along with the Fund ’ s financial statements, are included in the annual report for the fiscal year ended March 31, 201 1 ..  These financial highlights, along with other information concerning the Fund , are included in the Fund ’ s annual report, which is available without charge upon request.

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

		PFW Water Fund- Class A Shares

	For the Year Ended March 31,
	2011	2010	2009	2008	2007

Net Asset Value,
Beginning of Year	$ 27.68	$ 19.20	$ 27.42	$ 26.43	$ 27.92

Income (Loss) From Operations:
Net investment income (loss)	0.17	0.11	0.10	0.18	(0.45)
Net gain (loss) from securities
(both realized and unrealized)	1.46	8.50	(8.26)	0.81	(1.04)
Total from operations	1.63	8.61	(8.16)	0.99	(1.49)

Distributions to shareholders from
net investment income	(0.20)	(0.13)	(0.06)	-	-

Net Asset Value,
End of Year	$ 29.11	$ 27.68	$ 19.20	$ 27.42	$ 26.43

Total Return (b)	5.90%	44.86%	(29.79)%	3.75%	(5.34)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 11,885	$ 18,552	$ 9,896	$ 10,882	$ 1,815
Ratio of expenses
to average net assets	1.50%	1.50%	1.50%	1.54%	1.86%
Ratio of net investment income
(loss) to average net assets	0.63%	0.45%	0.43%	0.65%	(1.78)%
Portfolio turnover rate	55%	17%	47%	112	14%
__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	PFW Water Fund- Class C Shares

	For the Year Ended March 31,
	201 1	20 10	200 9	200 8	200 7

Net Asset Value,
Beginning of Year	$ 25.98	$ 18.07	$ 25.92	$ 25.25	$ 27.07

Income (Loss) From Operations:
Net investment loss	(0.0 4 )	(0.06)	(0.08)	(0.15)	(0.78)
Net gain (loss) from securities
(both realized and unrealized)	1.36	7.97	(7.77)	0.82	(1.04)
Total from operations	1.32	7.91	(7.85)	0.67	(1.82)
Distributions to shareholders from Net investment income	(0.04)	-	-	-	-

Net Asset Value,
End of Year	$ 27.27	$ 25.98	$ 18.07	$ 25.92	$ 25.25

Total Return (b)	5.11%	43.77%	(30.29)%	2.65%	(6.72)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 3,972	$ 4,059	$ 2,350	$ 3,617	$ 4,800
Ratio of expenses
to average net assets	2.25%	2.25%	2.25%	2.70%	3.31%
Ratio of net investment income (loss)
to average net assets	(0. 15 )%	(0.27)%	(0.35)%	(0.57)%	(3.22)%
Portfolio turnover rate	55%	17%	47%	112%	14%
__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout the period presented. (a)

	PFW Water Fund- Class I Shares

	Period Ended
	March 31,
	2011 (c)

Net Asset Value,
Beginning of Period	$ 24.69

Income From Operations:
Net investment income	0.14
Net gain from securities
(both realized and unrealized)	4.55
Total from operations	4.69

Distributions to shareholders from
net investment income	(0.29)

Net Asset Value,
End of Period	$ 29.09

Total Return (b)	18.99%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 9
Ratio of expenses
to average net assets	1.25%	(d)
Ratio of net investment income (loss)
to average net assets	0.63%	(d)
Portfolio turnover rate	55%	(d)

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Total returns for a period of less than one year are not annualized.
(c) Class I shares commenced operations on June 10, 2010.
(d) Annualized for periods of less than one year.

PRIVACY NOTICE
FACTS		WHAT DOES PFW WATER FUND DO WITH YOUR PERSONAL INFORMATION

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

h The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons PFW Water Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does PFW Water Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?		Call 1-800-723-8637
Who we are
Who is providing this notice?	PFW Water Fund
What we do
How does PFW Water Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does PFW Water Fund collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for non-affiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ PFW Water Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • PFW Water Fund does not share with non-affiliates so they can market you ..
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • PFW Water Fund does not jointly market.

THE SANTA BARBARA GROUP

OF MUTUAL FUNDS

PFW WATER FUND

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha NE 68137

Investment Company Act No.

811-07414

FOR MORE INFORMATION

Additional information about the Fund’s investments is available in the Annual and Semi-Annual Report to shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the previous fiscal year. The Annual and Semi-Annual Reports are available without charge by calling the Fund .. You may also get additional information concerning the Fund from the sources listed below:

Statement of Additional Information (SAI) - The SAI contains more detailed information on all aspects of the Fund, including policies and procedures relating to the disclosure of the Fund’s portfolio holdings. A current SAI, dated August 1, 201 1 , has been filed with the SEC and is incorporated by reference into this Prospectus. To request a free copy of the SAI, or the Fund ’ s latest Annual Report or Semi-Annual Report, please contact the Funds at:

The Santa Barbara Group of Mutual Funds, Inc.

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

800-723-8637

The Fund's website: www.sbwaterfund.com

A copy of your requested document(s) will be mailed to you within three days of your request.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Information about the Fund is also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, DC 20549-0102.

STATEMENT OF ADDITIONAL INFORMATION

Dated August 1, 201 1

PFW WATER FUND

A Series of

The Santa Barbara Group of Mutual Funds, Inc.

1270 Hillcrest Avenue

Pasadena, California 91106

1-800-723-8637

This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Prospectus of the PFW Water Fund dated August 1, 201 1 .. This SAI incorporates by reference the Fund ’ s Annual Report for the fiscal year ended March 31, 201 1 ..  You may obtain a copy of the Prospectus, Annual Report or Semi-Annual Report, free of charge, by writing to the Santa Barbara Group of Mutual Funds, Inc., c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137 or by calling 1-800-723-8637.

The current Prospectus for the PFW Water Fund is incorporated herein by reference for all purposes, and all defined terms in the Prospectus have the same meanings and are used in this SAI for the same purposes.

TABLE OF CONTENTS

About the Fund
Investment Policies
Investment Restrictions
Disclosure of Portfolio Holdings
Fund Manager
Operating Services Agreement
Directors and Officers
Compensation of Directors
Control Persons and Principal Holders of the Fund
Proxy Voting Policies and Procedures
Purchasing and Redeeming Shares
Tax Information
Custodian
Custody Administrator
Transfer Agent
Administration
Compliance Services
Portfolio Managers
Brokerage Allocation and Portfolio Transactions
Distributor
Independent Registered Public Accounting Firm
Distribution Plans
Financial Statements
Appendix A

ABOUT THE FUNDS

The Santa Barbara Group of Mutual Funds, Inc. (the “Company”), an open-end investment management company, currently comprised of the PFW Water Fund (formerly known as the SBG Growth Fund from June 1, 2007 until July 31, 2007 and as the Bender Growth Fund prior to June 1, 2007)  ( the “Fund,” ), was incorporated in Maryland on December 30, 1992.  "PFW" in the PFW Water Fund's name refers to "Portfolio From Water." The affairs of the Company are managed by the Company’s Board of Directors, which approves all significant agreements between the Company and the persons and companies that furnish services to the Fund, including agreements with the Fund’s custodian, transfer agent, investment adviser and administrator.  All such agreements are subject to limitations imposed by state and/or federal securities laws, and to the extent that any such contract contradicts such statutes, the contract would be unenforceable.

The Board of Directors has the power to designate one or more series of shares of common stock and to classify or reclassify any unissued shares with respect to such series (each series is commonly known as a mutual fund).  Currently, a single series is being offered by the Company.  Shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company’s Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution.  There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors.  The shares are redeemable and are fully transferable.  All shares issued and sold by the Company will be fully paid and non-assessable.

According to the law of Maryland under which the Company is incorporated and the Company’s bylaws, the Company is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940, as amended (“1940 Act”).  Accordingly, the Company will not hold annual shareholder meetings unless required to do so under the 1940 Act.

Pursuant to Rule 17j-1 under the 1940 Act, the Company, the investment adviser to the Fund and the Fund ’ s principal underwriter has each adopted a Code of Ethics that governs certain personal investment activities of a person having access to investment information of the Fund ..  The Code of Ethics places limits on personal securities transactions for certain persons, and places strict reporting requirements on these people if they effect a personal securities transaction in a security in which a Fund invests.  You may obtain a copy of the code from the Securities and Exchange Commission.

INVESTMENT POLICIES

The Fund’s investment objective and the manner in which the Fund pursues its investment objectives are generally discussed in the Prospectus.  This section provides additional information concerning the Fund ’ s investments and their investment restrictions.

The Fund is a diversified Fund, meaning that as to 75% of the Fund’s assets (valued at the time of investment), the Fund will not invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities, thereby reducing the risk of loss.

The PFW Water Fund’s investment objective is a fundamental policy and may not be changed without the authorization of the holders of a majority of the Fund’s outstanding shares.  As used in this SAI and the Prospectus, a “majority of the Fund’s outstanding shares” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. government securities.  U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities.  Securities guaranteed by the U.S. government include:

(i) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (ii) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities).  With respect to these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality.  Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury.  However, they involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality.  These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, and Student Loan Marketing Association.

For more detailed information regarding the characteristics of securities issued by U.S. government agencies and instrumentalities, please read the section of this SAI entitled MORTGAGE-BACKED SECURITIES.

COMMERCIAL PAPER

The ch Fund may invest in commercial paper.  Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies.  The Fund may invest in commercial paper, which, at the date of investment, is rated A-1 or higher by Standard & Poor’s Corporations or Prime-1 or higher by Moody Investors Services, Inc.

FOREIGN SECURITIES

The PFW Water Fund may invest up to 25% of the value of their respective total assets in securities of foreign issuers represented by American Depositary Receipts listed on a U.S. domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange.  Income and gains on such securities may be subject to foreign withholding taxes.  Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States.  Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies.  Foreign markets have substantially less volume than larger U.S. exchanges and markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies.  Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher.  In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

BORROWING

The Fund is authorized to borrow money from a bank in amounts up to 5% of the value of its total assets at the time of such borrowing for temporary purposes, and is authorized to borrow money in excess of the 5% limit as permitted by the 1940 Act to meet redemption requests.   The Fund will not purchase portfolio securities while borrowings exceed 5% of its total assets.  Fund borrowings may be unsecured.  The 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the Fund's asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund.  Money borrowed will be subject to interest costs, which may or may not be recovered by an appreciation of the securities purchased.  The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.   The Fund may, in connection with permissible borrowing, pledge securities owned by the Fund as collateral.

EXCHANGE TRADED FUNDS

The Fund may invest in a range of exchange-traded funds ("ETFs").  The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.   The Fund may redeem creation units for the underlying  securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Fund Manager believes it is in the Fund's interest to do so.   The Fund's ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intend s to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

INVESTMENT COMPANY SECURITIES

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act and the Fund's investment objectives.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

Under Section 12(d)(1) of the 1940 Act, the Fund may only invest up to 5% of its total assets in the securities of any one investment company (the “5% Limitation”), but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies (the “10% Limitation”).

However, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority (“FINRA”) for funds of funds.  In addition, the Fund may rely on Rule 12d1-1, which allows the Fund to invest in money market funds without limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds, or the Fund's adviser waives its advisory fees in an amount necessary to offset any sales charge or service fee.

EQUITY SECURITIES

The Fund will invest in equity securities.  Equity securities consist of common stock, convertible preferred stock, rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Common stocks generally have voting rights.  Warrants are options to purchase equity securities at a specified price valid for a specific time period.  Warrants may be either perpetual or of limited duration but usually do not have voting rights, pay dividends or have rights with respect to the assets of the corporation issuing them.  Rights are similar to warrants, but normally have shorter durations and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.  Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock, within a particular period of time, at a specified price or formula.  A convertible security generally entitles a holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Fund Manager.  As a result, the return and net asset value of the Fund will fluctuate.  Securities in the Fund’s portfolio may not increase as much as the market as a whole, and some undervalued securities may continue to be undervalued for long periods of time.  Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

CORPORATE DEBT SECURITIES

The Fund may invest in corporate debt securities.  Corporate debt securities are bonds, non-convertible preferred stock that have fixed dividends and give the issuer the right to redeem the stock at a specified date and price, and notes issued by businesses in order to finance credit needs.  Corporate debt securities also include commercial paper.

Corporate debt securities also include zero coupon securities.  Zero coupon securities are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date).  These securities involve risks that are similar to those of other debt securities, although they may be more volatile, and the values of certain zero coupon securities move in the same direction as interest rates.  The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.  The market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities.

REPURCHASE AGREEMENTS

The Fund may invest in fully collateralized repurchase agreements.  A repurchase agreement is a short term investment in which the purchaser (i.e., a Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase).  Any repurchase transactions entered into by the Fund require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.  However, the Fund intend s to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Fund Manager to be creditworthy.  The Fund Manager monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.  The Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities, including fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

ILLIQUID AND 144A SECURITIES

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

Under guidelines adopted by the Company’s Board, the Fund's Manager may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Manager will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer.  In the case of commercial paper, the Manager will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations ("NRSRO") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Manager determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Manager to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

INVESTMENT RESTRICTIONS

The PFW Water Fund has adopted the following fundamental investment restrictions that may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities.  The Fund may not:

1.

invest less than 25 % of its total assets in the water supply industry and industries related thereto;  invest 25 % or more of its total assets in any one industry (other than the water supply industry and industries related thereto). (Securities issued or guaranteed by the United States government, its agencies or instrumentalities or repurchase agreements are not considered to represent industries for purposes of this restriction.);

2.

invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer;

3.

borrow money or issue senior securities (as defined in the 1940 Act or interpreted by the SEC or its staff) except that the Fund may borrow (i) from a bank or other person for temporary purposes in amounts not exceeding 5% of its total assets and (ii) from a bank, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

4.

make loans to other persons, except (i) by loaning portfolio securities, (ii) by engaging in repurchase agreements, or (iii) by purchasing non-publicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities;

5.

underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

6.

purchase or sell real estate or mortgages on real estate, (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts that invest in real estate or interests therein); and

7.

invest in commodities, provided that this limitation shall not prohibit the purchase or sale of forward foreign currency exchange contracts, futures contracts, and options on futures contracts and options on securities and on securities indices.

Additional investment restrictions adopted by the PFW Water Fund, which may be changed by the Board of Directors, provide that the Fund may not:

1.   invest more than 15% of its net assets in securities which cannot be readily resold because of legal or contractual restrictions and which are not otherwise marketable;

2.   invest in warrants if at the time of acquisition more than 5% of its net assets, taken at market value at the time of purchase, would be invested in warrants, and if at the time of acquisition more than 2% of its total assets, taken at market value at the time of purchase, would be invested in warrants not traded on the New York Stock Exchange or American Stock Exchange.  For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

3.

purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; or make investments for the purpose of exercising control or management.

4.

pledge, mortgage or hypothecate its assets other than to secure borrowing permitted by restriction 3 under “fundamental restrictions” above.

80% NON-FUNDAMENTAL INVESTMENT POLICY FOR THE PFW WATER FUND:

The PFW Water Fund has adopted a nonfundamental 80% investment policy that may be changed by the Board of Directors without shareholder approval.  Shareholders will be provided with at least 60 days' prior notice of any change in the Fund's nonfundamental investment policy.  The notice will be provided in a separate written document containing the following, or similar, statement in boldface type: "Important Notice Regarding Change in Investment Policy."  The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

The PFW Water Fund's 80% nonfundamental investment policy is, "Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in water-related companies."

DISCLOSURE OF PORTFOLIO HOLDINGS

No sooner than 60 days after the end of each fiscal quarter, the Fund will make available to each shareholder upon request a complete schedule of their portfolio holdings, as of the end of the previous fiscal quarter. The Fund ha s an ongoing arrangement to provide portfolio holdings information to rating agencies such as Lipper and Morningstar, with the understanding that such holdings will be posted or disseminated to the public by the rating agency at any time.  Portfolio holdings information will be provided to rating agencies at the same time that it is provided to shareholders, that is, at least 60 days after the end of each fiscal quarter.

The Fund also ha s ongoing relationships with its service providers to release portfolio holdings information on a daily basis in order for those parties to perform duties on behalf of the Fund.  These third party servicing agents are the Fund Manager, Transfer Agent, Distributor and Custodian as these terms are defined in this SAI.  The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisors.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.  The Fund will provide portfolio information to service providers only when there is a legitimate business reason for the disclosure and the information is disclosed under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The Fund believe s , based upon its size and operations, that these are reasonable procedures to protect the confidentiality of the Fund ’ s portfolio holdings and will provide sufficient protection against personal trading based on the information.  Neither the Fund nor its service providers (other than the Fund Manager as specified below) may provide material information regarding the Fund ’ s portfolio holdings to third parties not mentioned above.

The Fund Manager may disclose information to broker-dealers as desirable for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of securities.  In addition, the information may be disclosed to broker-dealers so that they may assist the portfolio managers with trading such securities.

The Fund is prohibited from entering into any arrangements with any person to disclose information about the Fund ’ s portfolio holdings without the specific approval of the Co-Presidents of the Company.  Such disclosure may be made only when the Company has a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement.  For example, disclosure may be made to a newly hired sub-adviser prior to commencement of its duties.  The Fund Manager must submit any proposed arrangement pursuant to which the Fund Manager intends to disclose a Fund’s portfolio holdings to the Board, which will review such arrangement to determine (i) whether it is in the best interests of Fund shareholders, (ii) whether the information will be kept confidential and (iii) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Fund Manager, or any affiliated person of the Fund, or the Fund Manager. Additionally, the Funds, the Fund Manager, and any affiliated persons of the Fund Manager, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

FUND MANAGER

Hillcrest Wells Advisors, LLC (the “Fund Manager”) is organized under the laws of the State of California as a limited liability company, and is registered as an investment adviser with the Securities and Exchange Commission.  The Fund Manager manages the general business affairs and the investment operations of the Funds pursuant to an investment advisor agreement with the Company dated January 19, 2010 (the “Advisor Agreement”).  Richard J. Capalbo and Rodney D. Hagenbuch are officers and members of the Fund Manager.  Accordingly, each of those persons is considered an “affiliated person” of the Company, as that term is defined in the 1940 Act.  Mr. Capalbo is a controlling member of the Fund Manager as well as a Director of the Company.

The Advisor Agreement

Under the Advisor Agreement, the Fund Manager is paid a monthly fee at an average annual rate of 0.50% of the PFW Water Fund’s net assets.    For the fiscal year ending March 31, 2011, the PFW Water Fund paid $89,963 in advisory fees to the Fund Manager

Prior to January 19, 2010, SBG Capital Management, Inc. (the “Prior Fund Manager”) managed the general business affairs and the investment operations of the Funds pursuant to investment advisor agreements with the Company dated September 30, 1998 for the PFW Water Fund, and dated April 1, 2002 for the Montecito Fund (the “Prior Advisor Agreements”).  For the fiscal years ending March 31, 2008 , 2009, and 2010 the PFW Water Fund paid $69,662 , $78,352, and $92.270 respectively, in advisory fees to the Prior Fund Manager.

Under the terms of the Advisor Agreement, the Fund Manager will provide or arrange to be provided to the Fund such investment advice as the Fund Manager deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  The responsibility for making decisions to buy, sell or hold a particular security for the Fund rests with the Fund Manager, subject to review by the Board of Directors. Ben Murillo, Jr.  is the portfolio manager responsible for the day-to-day management of the PFW Water Fund.

The Advisor Agreement provides that the Fund Manager will not be liable for any damages, expenses or losses incurred by the Company in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, the Agreement or any other matter to which the Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of the Fund Manager’s duties under the Agreement, or by reason of reckless disregard by any of such persons of the Fund Manager’s obligations and duties under the Agreement.

The Advisor Agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Directors or (b) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund; provided that in either event continuance is also approved by a majority of the Independent Directors, by a vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisor Agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty, (i) the Board of Directors, (ii) a vote of the majority of the outstanding voting securities of the Fund, or (iii) the Fund Manager.

The Advisor Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Advisor Agreement provides that the Fund Manager may delegate responsibility for the management of a Fund to a sub-advisor.

Prior to June 1, 2007, the PFW Water Fund was known as the Bender Growth Fund and was sub-advised by Robert Bender & Associates, Inc. ("Bender & Associates").  Pursuant to an Investment Sub-Adviser Agreement dated September 30, 1998, Bender & Associates was entitled to receive a monthly fee at an annual rate of 0.40% of the Fund’s average daily net assets from the Fund Manager.  Pursuant to an Expense Reduction Agreement dated May 20, 2005, Bender & Associates had agreed that no monthly fees would be paid to Bender & Associates for the first $10 million in average daily net assets and that, effective August 1, 2005, Bender & Associates would receive a monthly fee at an annual rate of 0.30% of the Fund's aggregate daily net assets greater than $10,000,000.  For the fiscal year ended March 31, 2008, Bender & Associates received $2,079 from the Fund Manager. The sub-advisory agreement between the Fund Manager and Bender & Associates was not renewed and the Fund Manager began managing the Fund without a sub-advisor on June 1, 2007.

OPERATING SERVICES AGREEMENT

The Company has also entered into an Operating Services Agreement with the Fund Manager (“Services Agreement”) dated January 19, 2010.  Under the terms of the Services Agreement, the Fund Manager, provides, or arranges to provide, day-to-day operational services to the Funds including, but not limited to:

1.	accounting	6.	custodial
2.	administrative	7.	fund share distribution
3.	legal	8.	shareholder reporting
4.	dividend disbursing and transfer agent	9.	sub-accounting, and
5.	registrar	10.	record keeping services

Under the Services Agreement, the Fund Manager may, with the Company’s permission, employ third parties to assist it in performing the various services required of the Fund ..  The Fund Manager is responsible for compensating such parties. Under the Services Agreement, for administrative services rendered to the PFW Water Fund by the Fund Manager, the PFW Water Fund pays the Fund Manager 0.75% annually on net assets.  Prior to August 1, 2007, the PFW Water Fund paid the Fund Manager the following fees: 1.10% annually on Class A net assets; 2.00% annually on Class Y net assets up to $2.5 million, then 1.10% annually on net assets above $2.5 million; and 2.00% annually on Class C net assets up to $7.5 million, then 1.10% annually on net assets above $7.5 million.    For its fiscal year ended March 31, 2011, the PFW Water Fund paid the Fund Manager service fees of $134,944.

Prior to January 19, 2010, the Company had an Operating Services Agreement with the Prior Fund Manager (the “Prior Services Agreement”) dated September 30, 1998, as amended August 1, 2007.  For its fiscal years ended March 31, 2008, 2009 and 2010, the PFW Water Fund paid the Prior Fund Manager service fees of, $137,757 and $117,530, and $105,428, respectively.

DIRECTORS AND OFFICERS

The Board of Directors has overall responsibility for conduct of the Company's affairs.  The day-to-day operations of the Fund are managed by the Fund Manager, subject to the bylaws of the Company and review by the Board of Directors.

Board Leadership Structure.  The Company is led by Mr. Richard J. Capalbo, who has served as the Chairman of the Board, President (principal executive officer), Treasurer (principal financial officer), Secretary and Chief Compliance Officer since January 2010.  Mr. Capalbo is an interested person by virtue of his controlling interest in the Company's investment adviser.  The Board of Directors is comprised of Mr. Capalbo and three Independent Directors (i.e. those who are not "interested persons" of the Company, as defined under the 1940 Act).  Mr. Robert Murray serves as the Lead Independent Director, and governance guidelines provide that the Independent Directors will meet in executive session at each Board meeting and no less than quarterly.  The Company has an Audit Committee with a separate chair.  The Company does not have a Nominating Committee, but the Audit Committee performs the duties of a nominating committee when and if necessary.  Under the Company Articles of Incorporation, By-Laws and governance guidelines, the Chairman of the Board is generally responsible for (a) chairing board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Company believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Company believes that its Chairman, together with the Audit Committee and the full Board of Directors, provide effective leadership that is in the best interests of the Company, its Funds and each shareholder.

Board Risk Oversight.  The Board of Directors is comprised of Mr. Capalbo and three (3) Independent Directors with an Audit Committee with a separate chair.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Mr. Capalbo in his role as Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting the risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Director Qualifications.  Generally, the Company believes that each Director is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Capalbo has over 20 years of business experience in the investment management and brokerage business, holds a Bachelor's degree from Fordham University and a Master's degree from the Wharton School of Finance and Commerce of the University of Pennsylvania, is highly skilled in portfolio and risk management functions as well as possessing a refined understanding of the regulatory framework under which investment companies must operate.  He has served on the Board of Directors of Kemper Financial and served as Chairman, President and Chief Executive Officer of broker-dealer Bateman, Eichler, Hill, Richards Inc.  Ms. Martha Harris Thompson has over 20 years of business experience in the investment management, financial advisory and brokerage business, holds a Bachelor's degree from Duke University, is highly skilled in portfolio and risk management functions as well as possessing a refined understanding of the regulatory framework under which investment companies must operate.  Mr. Robert K. Murray has over 20 years of business experience in the investment management, financial advisory and brokerage business, holds a Bachelor's degree in Accounting from Iona College, and is highly skilled in portfolio and risk management functions as well as possessing a refined understanding of the regulatory framework under which investment companies must operate based upon his years of experience working with clients that were subject to the Investment Company Act.  He also possesses many years of hands-on business experience in the computer services industry, serving in sales and marketing positions for the IBM Corporation as well as founding Information Products of North Jersey, an authorized IBM distributor.  Dr. Louis F. Moret, D.P.A., has decades of experience in administration and finance fields, including service to public pensions, non-profit organizations and for-profit businesses including a bank and an investment adviser.  He also presently serves on California Public Employees' Retirement System's Board of Administration.  Additionally, he completed the Directors Education and Certification Program at U.C.L.A. and serves as an Adjunct Professor at the Graduate School of Public Policy at Pepperdine University.  He earned his Doctor of Public Administration (D.P.A.) from the University of La Verne, his Masters in Public Administration from the University of Southern California, and his Bachelor of Arts in Sociology from Whittier College.  Based upon his years of experience in the financial services industry and his education, he possesses a refined understanding of the regulatory framework under which investment companies must operate.  The Company does not believe any one factor is determinative in assessing a Director's qualifications, but that collective experience of each Director makes them highly qualified.

The Directors of the Company, including those Directors who are also officers, are listed below

                                            Independent Directors:

Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Company Overseen by Director	Other Directorships Held by Director During Past 5 Years
Martha Harris Thompson 843 S Orange Grove Blvd., Pasadena CA 91105-1738 Age: 7 4	Director	Indefinite/ Since January 2010	Stockbroker, Western International Securities (1996-2008); Stockbroker, Associated Securities (2008-July 2009)	1	None
Louis F. Moret 5439 Dahlia Drive Los Angeles, CA 90041 Age: 6 5	Director	Indefinite/ Since January 2010	Retired	1	Member, Board of Administr-ation, CalPERS (2008-present); Member, Advisory Board, Lasair Capital LLC (investment adviser), (2007-present), Member, Los Angeles Fire and Pension Board (1997-2008).
Robert K. Murray 8950 Abbotsford Terrace Fort Myers, FL 33912 Age: 6 9	Director	Indefinite/ Since January 2010	Registered Representative, Cazenave, Inc. (broker-dealer) (1991-present)	1	None

* Unless otherwise noted, the mailing address of each Trustee is 450 Wireless Blvd, Hauppauge, NY 11788.

                                            Interested Director:

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Company Overseen by Director	Other Directorships Held by Director During Past 5 Years
Richard Capalbo[1] 1270 Hillcrest Avenue Pasadena, CA 91106 Age: 6 4	Director; President, Chief Financial Officer and Treasurer,	Indefinite/ Since January 2010	President and Chief Executive Officer, (2009 – present), Hillcrest Wells Advisors, LLC (registered investment advisor), Richard Capalbo Enterprise Consulting (practice management consulting firm) (2006-present); The Quantum Group (practice management consulting firm) (1998-2006).	1	None

 1Richard J. Capalbo is an “interested person” as defined in Section 2(a)(19) of the 1940 Act, by virtue of his affiliation with Hillcrest Wells Advisors, LLC.

                                            Principal Officers Who Are Not Directors:

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Company Overseen by Director	Other Directorships Held by Director During Past 5 Years
Michael J. Wagner Northern Lights Compliance Services, LLC 450 Wireless Blvd. Hauppauge, NY 11788 Age: 60	Chief Compliance Officer	Since August 2006

Northern Lights Compliance Services, LLC (2006 – present); Senior Vice President of Fund Compliance Services, LLC (2004 – 2006); Vice President of GemCom, LLC (2004 – present);

President of Gemini Fund Services, LLC (2003 – 2006); Chief Operations Officer of Gemini Fund Services, LLC (2003 – 2006); Senior Vice President, Fund Accounting, of Orbitex Fund Services (2001-2002); Director, Constellation Trust Company (2005- 2008).

				N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 Age: 4 1	Assistant Treasurer	Since March 1, 2010	Vice President (2004- present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A
Rodney D. Hagenbuch 1270 Hillcrest Avenue Pasadena, CA 91106 Age: 7 4	Assistant Compliance Officer and AML Officer	Since March 1, 2010

Chief Compliance Officer, ( 2009 – present) Hillcrest Wells Advisors, LLC (registered investment advisor), Registered Principal,(January 2010-present), Benefit Funding Services, LLC,  Registered Principal,(January 2010-present), Second Street Securities LLC, Registered Rep, (January 2008 – November 2009), Stonnington Group, LLC, Managing Member, (May 2002-December 2007), ARQUE (formerly known as Quantum Leap Securities, LLC),Principal (1999-2007), Quantum Leap Institute, LLC, Principal (March 2005-December 2005), Stonnington Group, LLC

				N/A	N/A

COMPENSATION OF DIRECTORS

Each Independent Director currently receives a fee of $1,000 for each Board meeting attended.  Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund ..  None of the Directors received a fee for the fiscal year ended March 31, 2009 because they only recently joined the Board; however, the following table sets forth information regarding the estimated compensation of Directors to be paid by the Company for the fiscal year ended March 31, 201 1 :

Name of Director	Compensation from Fund Complex	Pension Benefits	Annual Benefits	Total Compensation Paid to Director
Robert K. Murray	$1,000	$0	$0	$1,000
Louis F. Moret	$1,000	$0	$0	$1,000
Martha Harris Thompson	$1,000	$0	$0	$1,000

The Company's audit committee consists of Robert K. Murray, Louis F. Moret and Martha Harris Thompson.  The audit committee is responsible for overseeing each Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of each Fund's financial statements and the independent audit of the financial statements; selecting the independent auditors, and acting as a liaison between the Fund's independent auditors and the full Board of Directors.  The audit committee held two meetings during the fiscal year ended March 31, 201 1 ..

The following table provides information regarding shares of the Funds owned by each Director as of December 31, 20 10 :

Name	Dollar Range of Shares in the PFW Water Fund	Dollar Range of Shares in the Montecito Fund	Aggregate Dollar Range of Shares in the Complex
Richard J. Capalbo	$0	$0	$0
Robert K. Murray	$0	$0	$0
Louis F. Moret	$0	$0	$0
Martha Harris Thompson	$0	$0	$0

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE FUND

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the Act.

As of July 1, 201 1 the Directors and Officers, as a group, own less than 1% of the shares of the PFW Water Fund ..  As of July 1, 201 1 , the following persons owned, beneficially or of record, 5% or more of a class of shares of a Fund.

Name of Shareholder	Share Class Owned	% Of Share Class Owned	% Of Total Fund Shares Owned

Schwab-Bender 101 Montgomery Street San Francisco, CA 94104	PFW Water Fund –Class A	8.98%	6.65%

NFS LLC FEBO 111 Pine Street San Francisco, CA 94111	PFW Water Fund –Class A	8.57%	6.35%

INVEST 2912 Lafayette Road New Port Beach, CA 92663	PFW Water Fund –Class C	5.36%	1.38%

Rodney Hagenbuch 16826 Monte Hermoso Dr Pacific Palisades, CA 90272	PFW Water Fund – Class I	43.44.%	..036%

Michael Craig Stajura 531 Glenrock Avenue Los Angeles, CA 90024	PFW Water Fund –Class I	18.71%	..016%

The Fogle Novak Income Trust 915 N. Swan Road Tucson, AZ 85718	PFW Water Fund –Class I	37.85%	..032%

The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a Director or Directors when requested in writing to do so by record holders of at least 10% of the Fund’s outstanding common shares.  The Company’s bylaws contain procedures for the removal of directors by its shareholders.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed directors.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors of the Company has delegated responsibilities for decisions regarding proxy voting for securities held by each Fund to the Fund Manager.  The Fund Manager will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Fund Manager may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Fund Manager or an affiliated person of the Fund Manager.  In such a case, the Company’s policy requires that the Fund Manager abstain from making a voting decision and to forward all necessary proxy voting materials to the Company to enable the Board of Directors to make a voting decision.  When the Board of Directors is required to make a proxy voting decision, only the Directors without a conflict of interest with regard to the security in question or the matter to be voted upon will be permitted to participate in the decision of how the Fund’s vote will be cast.

The Fund Manager's proxy voting policies and procedures are attached as Appendix A to this Statement of Additional Information.

More information. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request by calling toll-free, 1-800-723-8637 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 1-800-723-8637 and will be sent within three business days of receipt of a request.

PURCHASING AND REDEEMING SHARES

Information concerning purchasing and redeeming shares of the Funds is contained in the Prospectus.  Upon request, the initial sales load is waived for the officers and Directors (and immediate family members of the officers and Directors) of the Company, and for employees (and immediate family members of employees) of the advisers, distributor, transfer agent, fund accountant, administrator, and their respective affiliates. In addition, please note that dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this statement of additional information.  Your dealer will provide you with specific information about any processing or service fees you will be charged.

The Fund does not issue stock certificates evidencing shares.  Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption.  Written confirmations are issued for all purchases of shares.

Redemptions will be made at net asset value ("NAV").   The Fund’s NAV is determined on days on which the New York Stock Exchange is open for trading.  For purposes of computing the NAV of a share of the Fund , securities traded on national security exchanges or on the NASDAQ National Market System, for which market quotations are available are valued by an independent pricing service as of the close of business on the date of valuation.  The pricing service generally uses the last reported sale price for exchange traded securities, and the NASDAQ official closing price (NOCP) for NASDAQ traded securities or, lacking any reported sales on that day, at the most recent bid quotations.  Securities for which current market quotations are not readily available are valued at estimated fair market value as determined in good faith by the Fund Manager, subject to the review and supervision of the Board of Directors.  Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.  The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The Fund is open for business on each day that the New York Stock Exchange (“NYSE”) is open.  The Fund’s share prices or NAV is normally determined as of 4:00 p.m., Eastern time.   The Fund’s share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day.  Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received.

TAX INFORMATION

The Fund ha s qualified, and intend to continue to qualify, as regulated investment companies under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on their capital gains and net investment income currently distributed to their shareholders.  To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities.

If the Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income the Fund will not be subject to federal income tax on the income so distributed.  However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

The Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Fund’s portfolio securities.  Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income.  Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held.  Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

Each shareholder is advised annually of the source of distributions for federal income tax purposes.  A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost.  However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him.  Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

Taxation of the Shareholder.  Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received.  However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by either Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of that Fund’s shares.  Should a distribution reduce the fair market value below a shareholder’s cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.  In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution.  The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  Each investor should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund ..

Dividends.  A portion of the Fund’s income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the particular Fund’s income is derived from qualifying dividends.  Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%.   The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

A portion of the Fund’s dividends derived from certain U.S. government obligations may be exempt from state and local taxation.  Short-term capital gains are distributed as dividend income.  The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distribution.  Long-term capital gains earned by the Fund from the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares.  If a shareholder receives a long-term capital gain distribution on shares of the Fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.  Short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains.

Capital Loss Carryforwards.  As of March 31, 201 1 , the PFW Water Fund had, for federal income tax purposes, capital losses which may be carried over to offset future capital gains.  The capital loss carryforwards expire on March 31 of the years indicated below:

	2012	2013	2017	2018	2019	Total
PFW Water Fund	$3,197,676	$3,160,562	-	-	$3,178,888	$ 9,537,126

CUSTODIAN

The Bank of New York Mellon, (“BNY M ”), One Wall Street, New York, NY 10286, acts as custodian for the Fund ..  As such, BNY M holds all securities and cash of the Fund , delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company.  BNY M does not exercise any supervisory function over management of the Fund , the purchase and sale of securities or the payment of distributions to shareholders.

CUSTODY ADMINISTRATOR

Under the Custody Agreement with BNY M , Gemini Fund Services, LLC ("GFS" or the “Administrator”), serves as custody administrator on behalf of the Fund , and performs certain tasks on behalf of BNY M , for which it receives a share of the custody fees paid to the Custodian, including a share of the asset-based fee and certain transaction fees.

TRANSFER AGENT

GFS, 4020 South 147th Street, Suite 2, Omaha, NE  68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Company. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.  Under the Services Agreement, the Fund Manager is responsible for paying the fees to GFS.

ADMINISTRATION

GFS also acts as Administrator to the Funds pursuant to a written agreement with the Company.  GFS supervises all administrative aspects of the operations of the Fund except those performed by the Fund Manager.  As Administrator, GFS is responsible for:

(1)

calculating each Fund’s NAV;

(2)

preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the 1940 Act;

(3)

preparing financial statements contained in reports to stockholders of the Funds;

(4)

preparing the Funds' federal and state tax returns;

(5)

preparing reports and filings with the Securities and Exchange Commission;

(6)

preparing filings with state Blue Sky authorities; and

(7)

maintaining each Fund’s financial accounts and records.

For the services to be rendered as administrator, GFS receives an annual fee, paid monthly, based on 0.15% of the average net assets of each Fund up to $75 million (subject to various monthly minimums), as determined by valuations made as of the close of each business day of the month.  For its fiscal years ended March 31, 2009 ,  2010, and 2011  the Fund Manager paid GFS $52,786 , $203,911, and $54,384, respectively. Under the Services Agreement, the Fund Manager is responsible for paying the fees to GFS.

COMPLIANCE SERVICES

Pursuant to a Compliance Service Agreement with the Company, Northern Lights Compliance Services, LLC, ("NLCS”) an affiliate of GFS, provides a Chief Compliance Officer to the Company.  Under the terms of the Agreement, NLCS is paid an annual fee by the Fund Manager, and is reimbursed for out-of-pocket expenses.

PORTFOLIO MANAGERS

Ben Murillo, Jr. is the portfolio manager of the PFW Water Fund and has been responsible for the day-to-day management of the Fund since July 1, 2010. As of March 31, 201 1 , Mr. Murillo was responsible for the management of the following types of accounts in addition to the PFW Water Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Ben Murillo, Jr.
Registered Investment Companies	None	N/A	N/A	N/A
Other Pooled Investment Vehicles	None	N/A	N/A	N/A
Other Accounts	None	N/A	N/A	N/A

Conflicts of Interest

As indicated in the tables above, a portfolio manager employed by the Fund Manager may manage numerous accounts for multiple clients for which the Fund Manager also serves as the investment manager. These accounts consist of separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio Managers employed by the Fund Manager make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that specific account.

In the event that a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. The only material conflict of interest identified by the Fund Manager involves the execution of portfolio trades for clients.  The Fund Manager uses systems for executing trades that are reasonably designed to provide fair treatment for each of its accounts.

In addition, each portfolio manager is also a registered representative of the brokerage firm Crowell Weedon & Co. and makes investment recommendations to his brokerage clients, including recommendations for the purchase and sale of mutual funds.  This may create potential conflicts of interests that may cause the portfolio manager to recommend to his brokerage clients purchases of shares of his managed Fund since each portfolio manager is compensated by the Fund Manager based on a percentage of his managed Fund's assets.  This may also create potential conflict of interests if the portfolio manager selects a security for purchase by his managed Fund and simultaneously recommends that the same security be sold by his brokerage client, due to different investment goals between the managed Fund and the brokerage client.   If any potential conflicts of interest arise between the managed Fund and the managed brokerage accounts, the portfolio managers will proceed in a manner that ensures that their managed Fund will not be materially treated less favorably.

Compensation

As of July 1, 201 1 , Mr. Murillo’s compensation is based on a percentage of the Fund’s assets over $10 million.  The following table shows the dollar range of equity securities beneficially owned by the portfolio manager of the PFW Water Fund as of July 1, 201 1 :

Name of Portfolio Manager	Dollar Range of Equity Securities in Managed Fund
Ben Murillo, Jr.	$0

BROKERAGE ALLOCATION AND PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors, the Fund Manager is responsible for investment decisions and for the execution of the Fund’s portfolio transactions.  The Fund ha s no obligation to deal with any particular broker or dealer in the execution of transactions in portfolio securities.  In executing such transactions, the Fund Manger seeks to obtain the best price and execution for its transactions.  While the Fund Manager generally seeks reasonably competitive commission rates, the Fund do es not necessarily pay the lowest commission.

Where best price and execution may be obtained from more than one broker or dealer, the Fund Manager may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Fund Manager.  Information so received will be in addition to and not in lieu of the services required to be performed by the Fund Manager under its Advisor Agreement and the expenses of the Fund Manager will not necessarily be reduced as a result of the receipt of such supplemental information.  Although certain research, market and statistical information from brokers and dealers can be useful to a Fund and the Fund Manager, the Fund Manager has advised that such information is, in its opinion, only supplementary to the Fund Manager’s own research activities and the information must still be analyzed, weighed and reviewed by the Fund Manager.  During the fiscal years ended March 31, 2009 , 2010, and 2011 the PFW Water Fund paid brokerage commissions of $14,522,  $14,098, and $28,692, respectively.

The Fund will not purchase securities from, or sell securities to, the Fund Manager or its affiliates.  The Fund Manager may not take into account the sale of Fund shares by a broker in allocating brokerage transactions. However, the Fund Manager may place portfolio transactions with brokers or dealers that promote or sell the Fund's shares so long as such placements are made pursuant to policies approved by the Board of Directors that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

It is anticipated that the PFW Water Fund’s annual portfolio turnover rate will not exceed 100%.  However, the PFW Water Fund's portfolio turnover may be higher during the current fiscal year due to the new portfolio manager, new investment strategies and expectations of significant inflows to the Fund from net purchases of Fund shares.     The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities.  For purposes of this calculation, portfolio securities exclude securities having a maturity when purchased of one year or less.  The turnover rate has a direct effect on the transaction costs (including brokerage costs) to be borne by the Funds.

DISTRIBUTOR

Capital Research Brokerage Services, LLC (the “Distributor") located at 15 S. Raymond Avenue, Suite 200, Pasadena, CA 91105, acts as principal underwriter for the Funds.  The Distributor facilitates the registration of the Fund’s shares under state securities laws and assists in the sale of shares.  The Distributor is compensated by the Fund Manager for its services to the Fund under a written agreement for such services.  For the fiscal years ended March 31, , 2009 , 2010 and 2011 , the Distributor received, $9,100, $8,400, and $7,030 respectively from the Fund Manager for underwriting services provided to the Funds.

The following table represents all commissions and other compensation received by the Distributor during the fiscal year ended March 31, 201 1 :

Name of Principal Underwriter	Net Underwriting Discounts And Commissions	Compensation On Redemption And Repurchases	Brokerage Commissions	Other Compensations(1)
Capital Research Brokerage Services, LLC	$ 28,692	$0	$0	$0

(1)  This amount includes a monthly minimum fee of $700, which Capital Research Brokerage Services, LLC, receives from the Fund Manager for acting as distributor to the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd. serves as the Company's independent registered public accounting firm and audited the Funds’ financial statements for their fiscal year ended on March 31, 201 1 ..

DISTRIBUTION PLANS

As noted in the Funds’ Prospectus, the Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a “Plan” and collectively, the “Plans”) whereby the Fund pays 0.25% per annum of that Fund’s average daily net assets for each of its share classes for shareholder servicing activities. Under its Plan, the PFW Water Fund pays an additional 0.75% per annum of that Fund’s average daily net assets for its Class C shares.   Under the Plan adopted by the PFW Water Fund, the fee is paid to the Distributor.   ..  The fees are used by the Distributor to compensate dealers and others for providing services relating to the distribution of that Fund’s shares.  The fees are paid on a quarterly basis, based on the Fund’s average daily net assets attributable to the applicable class of shares.

Pursuant to the respective Plan, the Distributor is entitled to a fee each month for expenses incurred in the distribution and promotion of the applicable Fund’s shares, including but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the underwriter.  Any expense of distribution in excess of authorized Plan fees will be borne by the  Distributor without any additional payments by the Fund ..  You should be aware that it is possible that Plan accruals will exceed the actual expenditures by the Distributor for eligible services.  Accordingly, such fees are not strictly tied to the provision of such services.

To the extent that the Fund, the Fund Manager, other parties on behalf of the Funds, or the Distributor make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1, such payments will be deemed to be made pursuant to the Plans.  In no event shall the payments made under the Plans, plus any other payments deemed to be made pursuant to the Plans, exceed the amount permitted to be paid pursuant to the Conduct Rules of the National Association of Securities Dealers, Inc., Article III, Section 26(d)(4).

The Plan ha s been approved by the Board of Directors, including all of the Directors who are non-interested persons as defined in the 1940 Act.  The Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan ..  The votes must be cast in person at a meeting called for that purpose.  It is also required that the selection and nomination of such Directors be done by the non-interested Directors.  The Plan may be terminated at any time, without any penalty: (i) by vote of a majority of the non-interested Directors who have no direct or indirect financial interest in the operation of the Plan; or (ii) by vote of a majority of the outstanding shares of the Fund, or any class of the Fund with respect to the provisions of the Plan affecting that class. The Distributor or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

The Plan and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund’s outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The Fund Manager and the Distributor are required to report in writing to the Board of Directors of the Fund, at least quarterly, on the amounts and purpose of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

During the fiscal years ended March 31, the Fund paid the following 12b-1 fees pursuant to the Plan:

FUND	March 31, 2011	March 31, 2010	March 31, 2009
PFW Water Fund Class A	$35,380	$38,087	$30,800
PFW Water Fund Class Y	-	-	$641(1)
PFW Water Fund Class C	$38,360	$32,193	$30,940
TOTAL	$73,740	$95,868	$88,771

Estimated amounts paid under the Plan (as a percentage of TOTAL 12b-1 fees paid by the Funds):	March 31, 2011	March 31, 2010	March 31, 2009
Compensation to Fund Manager and Distributor	17%	21%	11%
Compensation to Broker-Dealers	83%	79%	89%

(1)  The sale of Class Y shares of the PFW Water Fund was suspended on April 30, 2008.

FINANCIAL STATEMENTS

The financial statements of the Fund for the year ended March 31, 201 1 and the independent registered public accountant’s report dated May 2 7 , 201 1 are incorporated herein by reference.  These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights and notes. The Company will provide the Annual Report without charge upon request in writing or by telephone.

APPENDIX A

HILLCREST WELLS ADVISORS, LLC

PROXY VOTING POLICIES AND PROCEDURES

(Adopted January 19, 2010)

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Hillcrest Wells Advisors, LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes.  Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  In addition, key board committees should be entirely independent.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.

Requiring senior executives to hold stock in a company.

2.

Requiring stock acquired through option exercise to be held for a certain period of time.

3.

Using restricted stock grants instead of options.

4.

Awards based on non-discretionary grants specified by the plan’s terms rather than subject to management’s discretion.

While we evaluate plans on a case-by-case basis, we will generally oppose plans that have the following features:

1.

Annual option grants that would exceed 2% of outstanding shares.

2.

Ability to issue options with an exercise price below the stock’s current market price.

3.

Automatic share replenishment (“evergreen”) feature.

4.

Authorization to permit the board of directors to materially amend a plan without shareholder approval.

5.

Authorizes the re-pricing of stock options or the cancellation and exchange of options without shareholder approval.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

Because the requirement of a supermajority vote can limit the ability of shareholders to effect change, we will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals and oppose proposals to impose super-majority requirements.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.

We believe the best approach is for a company to seek shareholder approval of rights plans and we generally support shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.

We will generally be more inclined to support a shareholder rights plan if the plan (i) has short-term “sunset” provisions, (ii) is linked to a business strategy that will likely result in greater value for shareholders, (iii) requires shareholder approval to reinstate the expired plan or adopt a new plan at the end of its term, and (iv) is subject to mandatory review by a committee of independent directors.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-723-8637.  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

PART C

OTHER INFORMATION

Item 28  Exhibits

(a)  Articles of Incorporation

(a)(1) Articles of Incorporation are incorporated by reference to Initial Registration Statement, filed on   December 30, 1992.

(a)(2) Form of Articles Supplementary in respect to the Montecito Fund is incorporated by reference   to Post-  Effective Amendment No. 12, filed on May 31, 2002.

(a)(2) Form of Articles Supplementary in respect to the name change of The Bender Growth Fund to   SBG Growth Fund is incorporated by reference to Post-Effective Amendment No. 19 filed on July   30, 2007.

(a)(2) Form of Articles Supplementary in respect to the name change of the SBG Growth Fund to the   PFW Water Fund is incorporated by reference to Post-Effective Amendment No. 20 filed on July 28,   2008.

(b) Bylaws of Registrant

      Amended Bylaws are incorporated by reference to Post-Effective Amendment No. 15, filed on June 2, 2005.

(c) Instruments Defining Rights of Shareholders

None

(d) Investment Advisory Agreement

Management Agreement for the PFW Water Fund is incorporated by reference to Post Effective Amendment No. 22 filed on March 19, 2010.

 (e) Underwriting Contracts

(e)(1)Distribution Agreement made as of August 30, 2000, as amended November 15, 2006, is incorporated by reference to Post-Effective Amendment No.21, filed on June 29, 2009.

.

(e)(2) Assignment of Distribution Agreement dated January 19, 2010 is incorporated by reference to Post Effective Amendment No. 24 filed on July 30, 2010.

(f) Bonus or Profit-Sharing Contracts

None

(g) Custodian Agreement

Custody Agreement between the Bank of New York and the Registrant is incorporated by reference to Post-Effective Amendment No. 14 filed on June 3, 2004.

(h) Other Material Contracts

(h)(1) Operating Services Agreement, as amended on August 1, 2007 is incorporated by reference to   Post-Effective Amendment No. 19 filed on July 30, 2007.  Operating Services Agreement, dated   January 19, 2010 is incorporated by reference to Post Effective Amendment No. 22 filed on March 22 ,   2010.

(h)(2) Administration and Accounting Service Agreement made as of May 17, 2000 as amended on November 15, 2006 between the Registrant and Gemini Fund Services, LLC is incorporated by reference to Post-Effective Amendment No. 19 filed on July 30, 2007.

(h)(3) Transfer Agency and Service Agreement made as of May 17, 2000 as amended on May 20, 2005   between the Registrant and Gemini Fund Services, LLC is incorporated by reference to Post-Effective   Amendment No. 16, filed on September 28, 2005.

(h)(3) Service Agreement made as of May 27, 2010 between the Registrant and Gemini Fund Services, LLC is incorporated by reference to Post Effective Amendment No. 24 filed on July 30, 2010.

(h)(4) Consulting Agreement between the Registrant and Northern Lights Compliance Services, LLC is incorporated by reference to Post Effective Amendment No. 24 filed on July 30, 2010.

(i)  Opinion of Counsel

(i)(1) Opinion of Counsel is incorporated by reference to Post-Effective Amendment No. 14 filed on June 3, 2004.

(i)(2)  Consent of Counsel is filed herewith.

(j) Other Opinions

 (j)(1) Consent of Independent Registered Public Accounting firm is filed herewith.

(j)(2) Powers of Attorney are incorporated by reference to Post Effective Amendment No. 22 filed on March 22 , 2010.

(k) Omitted Financial Statements

None

(l) Initial Capital Agreements

 Incorporated by reference to Pre-Effective Amendment No. 4, filed on October 4, 1996.

(m) Rule 12b-1 Plans

Amended Service and Plan of Distribution Pursuant to Rule 12b-1 Plan is incorporated by reference to Post Effective Amendment No. 23 filed on June 1, 2010.

(n) Rule 18f-3 Plan

Registrant’s Multi-Class Plan pursuant to Rule 18f-3, as amended May 16, 2008, is incorporated by reference to Post-Effective Amendment No. 20 filed on July 28, 2008. Amended Rule 18f-3 Plan is incorporated by reference Post Effective Amendment No. 22 filed on March 22 , 2010.

 (o) Reserved

(p) Code of Ethics

(p)(1) Amended Code of Ethics of Santa Barbara Group of Mutual Funds, as amended November 15, 2006 is incorporated by reference to Post-Effective Amendment No. 18 filed on June 4, 2007.

(p)(2) Code of Ethics of the Adviser is incorporated by reference to Post Effective Amendment No. 24 filed on July 30, 2010.

Item 29 Persons Controlled by or under Common Control with Registrant.

None.

Item 30 Indemnification.

Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances.  Section 7 of Article VII of the bylaws of the registrant (exhibit 2 to the registration statement, which is incorporated herein by reference) provides in effect that the registrant shall provide certain indemnification to its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the bylaws shall not protect any person against any liability to the registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 31 Business and Other Connections of Investment Adviser.

The Adviser has no other business or other connections, other than as described in the Statement of Additional Information.

Item 32 Principal Underwriters.

(a)

Capital Research Brokerage Services, LLC ("CRBS") located at 15 S. Raymond Avenue, Suite 200, Pasadena, CA 91105, serves as principal underwriter to no other investment company.

(b)  Information with respect to each member and officer of CRBS is incorporated by reference to Schedule A of Form BD filed by it under the Securities and Exchange Act of 1934 (File No. 8-40823).

Item 33 Location of Accounts and Records.

Capital Research Brokerage Services, LLC, 15 S. Raymond Avenue, Suite 200, Pasadena, CA 91105

Gemini Fund Services, LLC, 4020 South 147th Street, Suite #2, Omaha, NE 38137.

Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788.

Hillcrest Wells Advisors, LLC, 1270 Hillcrest Avenue, Pasadena, CA 91106.

The Bank of New York Mellon, One Wall Street, 25th Floor, New York, New York 10286.

Item 34 Management Services.

None

Item 35 Undertakings.

None.

 SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement s for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Cincinnati and State of Ohio on the 27th h day of July, 201 1 ..

FOR THE SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.

(REGISTRANT)

                                             /s/ JOANN M. STRASSER

JOANN M. STRASSER*

ATTORNEY IN FACT

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities on July 27 201 1

Name

Title

Richard J. Capalbo*

President, Principal Executive Officer,

Treasurer, Principal Financial Officer, and Director

Martha Harris Thompson*

Director

Robert K. Murray*

Director

Louis F. Moret*

Director

/s/ JOANN M. STRASSER

JOANN M. STRASSER *

ATTORNEY IN FACT

* Pursuant to Powers of Attorney

EXHIBIT INDEX

EXHIBITS	EXHIBIT NO.
Consent of Counsel	Ex 28(i)(1)
Consent of Independent Registered Public Accountant	Ex 28(j)(1)